UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2010
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1 — 5418	41 — 0617000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 828-4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)(e) On November 18 2010, SUPERVALU INC. (the “Company”) announced that David Boehnen, the Company’s Executive Vice President and a “named executive officer,” will transition to a new role effective December 15, 2010. Mr. Boehnen will no longer be an officer of the Company, but will continue to consult for the Company as a Senior Counselor to Craig Herkert, the Company’s chief executive officer, until December 14, 2011. Pursuant to the terms of the Severance Agreement and General Release dated November 18, 2010 (the “Severance Agreement”) and the Consulting Agreement dated November 18, 2010 (the “Consulting Agreement”), each between Mr. Boehnen and the Company, Mr. Boehnen will be entitled to receive the following: (i) a lump sum payment of $821,955 representing the sum of (a) one years’ base salary, (b) an average of the performance results under his annual bonus plan for the preceding completed three fiscal years and (c) a payment to assist in the cost of COBRA or other medical insurance or benefits; (ii) an amount to be determined representing payment of a prorated portion of the Company’s annual bonus plan for fiscal year 2011, if any, to be paid at the same time that other bonuses for fiscal 2011 are paid; (iii) an amount to be determined representing payment of a prorated award potential under the Company’s long term incentive plan for fiscal years 2010-2012, if any, to be based on actual results after the end of fiscal year 2011; and (iv) outplacement services not to exceed $25,000. Mr. Boehnen will also be entitled to receive the normal benefits payable upon retirement under the Company’s pension, deferred compensation, equity and other benefit plans.
The foregoing description of the Severance Agreement and the Consulting Agreement is qualified in its entirety be reference to the full text of each such agreement, a copy of which is attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description of Exhibit
10.1	Separation Agreement and General Release, dated November 18, 2010, between SUPERVALU INC. and David Boehnen.*

10.2	Consulting Agreement, dated November 18, 2010 by and between SUPERVALU INC. and David Boehnen.*

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 24, 2010

SUPERVALU INC.
By:	/s/ Todd N. Sheldon
Todd N. Sheldon
Senior Vice President and General Counsel (Authorized Officer of Registrant)

EXHBIT INDEX

Exhibit	Description of Exhibit
10.1	Separation Agreement and General Release, dated November 18, 2010, between SUPERVALU INC. and David Boehnen.*

10.2	Consulting Agreement, dated November 18, 2010, by and between SUPERVALU INC. and David Boehnen.*

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.